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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                          Filed by the Registrant [ ]

                Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Under Rule 14a-12

                          PEAK INTERNATIONAL LIMITED
               (Name of Registrant as Specified in its Charter)

                             SKIRITAI CAPITAL LLC
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

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                             SKIRITAI CAPITAL LLC
                        LEONIDAS OPPORTUNITY FUND L.P.
                    LEONIDAS OPPORTUNITY OFFSHORE FUND LTD.
                         388 MARKET STREET, SUITE 700
                            SAN FRANCISCO, CA 94111


March 10, 2008



VIA FACSIMILE AND REGISTERED MAIL,
RETURN RECEIPT REQUESTED

Board of Directors
Peak International Limited
Flat E & F, 19/F., CDW Building
388 Castle Peak Road, Tsuen Wan
New Territories, Hong Kong

Re:   Demand for Special Meeting of Shareholders Pursuant to Bye-Law 58 of the
      ------------------------------------------------------------------------
      Bye-Laws of Peak International Limited.
      ---------------------------------------

Gentlemen:

Pursuant to Bye-Law 58 of the Bye-Laws (the "Bylaws") of Peak International Limited (the "Company"), Leonidas Opportunity Fund L.P., a California limited partnership ("LOF"), and Leonidas Opportunity Offshore Fund Ltd., a Cayman Island exempted company with limited liability ("LOOF" and, together with LOF, the "Funds"), hereby demand a special meeting of shareholders of the Company (the "Special Meeting") as the beneficial and/or record owners on the date hereof of 2,472,132 shares of common stock of the Company in the aggregate (the "Shares"), which represent approximately 19.9% of the outstanding Shares, for the purpose of voting on the following proposals:

         Proposal 1 - To remove each of the following four incumbent members
         ----------
         of the Company's board of directors (the "Board") and any other person elected or appointed to the Board by the members of the Board since March 7, 2008 to fill any vacancy on the Board or any newly-created directorships:

            o  William K. Bladen;
            o  Douglas Broyles;
            o  Dean Personne; and
            o  Christine Russell.

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         Proposal 2 - To the extent shareholders vote to remove incumbent
         ----------
         directors pursuant to Proposal 1 above, to elect the following four nominees to the Board:

            o  James M. Chadwick;
            o  John Micklitsch;
            o  Lyron Bentovim; and
            o  Sohail Malad.

         provided, however, to the extent shareholders approve the removal of some, but fewer than all, of the incumbent directors listed in Proposal 1, the nominees above are proposed to be elected to the Board in the following order until all of the vacancies created by the removal of incumbent directors pursuant to Proposal 1 are filled: nominee Chadwick, nominee Micklitsch, nominee Bentovim and nominee Malad.

         Proposal 3- To adjourn the Special Meeting, if necessary, for the
         ----------
         purposes of soliciting additional proxies to vote in favor of Proposals 1 and 2.

Proposals 1, 2 and 3 are collectively referred to herein as the "Proposals."

Address of Shareholders Making Demand

The address for each of the Funds is 388 Market Street, Suite 700, San Francisco, CA 94111.

Class and Number of Shares of Capital Stock

The Funds own an aggregate 2,472,132 Shares, all of which are beneficially owned by the Funds but held in "street name."

Arrangements or Understandings with Other Persons

Other than as set forth below, no arrangements or understandings exist between the Funds and any other person in connection with the Proposals and no other person has a material interest in the Proposals, other than the indirect interests of investors in the Funds. The following describes the individual ownership of Shares by each of the Funds and the relationships between the Funds and the persons that control the Funds:

     o   LOF owns of record and/or beneficially approximately 2,386,369
         Shares;
     o   LOOF owns of record and/or beneficially approximately 85,763 Shares;
     o SKIRITAI Capital LLC the general partner of the Leonidas Opportunity Fund L.P. and the investment manager of the Leonidas Opportunity Offshore Fund Ltd.; and
     o Mr. Russell Silvestri and Mr. Lyron Bentovim are both Managing Directors of SKIRITAI Capital LLC.


James M. Chadwick, Sohail Malad, the managers of Chadwick Capital Management LLC, and Richard Barone, of the Ancora Group, have agreed to support each of the proposals to be acted

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upon at the Special Meeting and have agreed to share the costs of soliciting proxies in connection with the Special Meeting with SKIRITAI.

Chadwick Capital Management LLC ("CCM") is the general partner of Monarch Activist Partners LP ("Monarch"). As described in the Schedule 13D filed by CCM on December 4, 2007, CCM and Monarch own of record and/or beneficially approximately 823,722 Shares.

The Ancora Group consists of the following persons: Ancora Capital, Inc. an Ohio corporation ("ACI"); Ancora Securities Inc, a Nevada corporation ("ASI"); Ancora Advisors LLC, a Nevada limited liability company ("AAL"); Ancora Trust, the master trust for the Ancora Mutual Funds ("A Trust"); Ancora Foundation, a private foundation incorporated in the state of Ohio ("A Foundation") and; Merlin Partners, a Delaware limited partnership ("Merlin"). ASI is a wholly-owned subsidiary of ACI. Mr. Richard Barone is the controlling shareholder of ACI, is the Chairman and a portfolio manager of AAL, owns approximately 15% of Merlin, and is Chairman of and has an ownership interest in the various Ancora Mutual Funds. John Micklitsch is a Vice President of AAL. AAL is the general partner of Merlin. As described in the Schedule 13D filed by the Ancora Group on January 24, 2008, the Ancora Group owns of record and/or beneficially approximately 644,376 Shares.

Appearance at the Special Meeting

Each of the Funds intends to appear in person or by proxy at the Special Meeting to bring the Proposals before the Special Meeting.

Persons to Contact with Respect to the Proposals

Should you have any questions with respect to the foregoing, please do not hesitate to contact Thomas A. Litz (314-552-6072) or Daniel J. Bollinger (314-552-6351) of Thompson Coburn LLP, outside counsel to SKIRITAI.


SKIRITAI Capital LLC

By: /s/ Russell R. Silvestri
   -----------------------------------------
Managing Director



LEONIDAS OPPORTUNITY FUND L.P.

By: /s/ Russell R. Silvestri
   -----------------------------------------
Managing Director of
SKIRITAI Capital LLC, its
General Partner


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LEONIDAS OPPORTUNITY OFFSHORE FUND LTD.

By: /s/ Lyron L. Bentovim
   ---------------------------------
Managing Director of
SKIRITAI Capital LLC, its
Investment Manager


IMPORTANT INFORMATION

SKIRITAI Capital LLC, Leonidas Opportunity Fund L.P., Leonidas Opportunity Offshore Fund Ltd. Russell Silvestri and Lyron L. Bentovim (collectively the "Filing Persons"), are participants in the solicitation of shareholders of Peak International Limited. The Filing Persons intend to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from the shareholders of Peak International Limited in connection with the special meeting of shareholders that has been demanded by certain of the Filing PERSONS. SECURITY HOLDERS ARE ADVISED TO READ THAT PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement along with any other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of the proxy statement, when it becomes available, by contacting Russell Silvestri at 415-391-5929, or by sending an email to rsilvestri@skiritai.com. Quantified information relating to the security holdings of the Filing Persons may be found in the Schedule 13D of the Filing Persons originally filed on September 22, 2005, as amended September 26, 2005, February 13, 2006, February 8, 2007 and March 7, 2008 and as it may be further amended. Messrs. Silvestri and Bentovim do not individually own any securities of Peak International Limited.



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